CADRE INSTITUTIONAL INVESTORS TRUST
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255

January 12, 2004

Cadre Liquid Asset Fund-U.S. Government Series
Cadre Liquid Asset Fund-Money Market Series
Cadre Affinity Fund-U.S. Government Series
Cadre Affinity Fund-Money Market Series
Cadre Reserve Fund-U.S. Government Series
Cadre Reserve Fund-Money Market Series
Money Market Portfolio
U.S. Government Money Market Portfolio
(Series of Cadre Institutional Investors Trust)

Dear Shareholder:

On behalf of the Board of Trustees of Cadre Institutional Investors Trust (the "Trust"), it is my pleasure to invite you to attend the upcoming Special Meeting of Shareholders of the Trust. The meeting will be held on February 5, 2004, at 10:00 a.m. at the offices of Ambac Financial Group, Inc., One State Street Plaza, 19th Floor, New York, New York 10004. Enclosed is a proxy statement that describes the proposal that will be acted on at the meeting and solicits your vote in favor of the proposal.

At the meeting, shareholders of each of the Money Market Portfolio and the U.S. Government Money Market Portfolio (each, a "Portfolio") of the Trust will vote on the approval of a new investment advisory agreement between the Trust, on behalf of that Portfolio, and PFM Asset Management LLC ("PFM"). This new agreement is being proposed because Cadre Financial Services, Inc. ("Cadre") has entered into an agreement pursuant to which PFM will, subject to certain conditions, acquire the fund management and administration business of Cadre, and it is expected that Cadre will cease its operations as soon as practicable after the acquisition.

If you are a shareholder of a Series of the Trust (other than the Portfolios), you have been sent the attached Proxy Statement because your Series pursues its investment objective by investing in a Portfolio, and your Series is seeking instructions from you on how to vote on the proposal. Your Series, as an investor in a Portfolio, will vote its shares of that Portfolio in accordance with instructions it receives from you and other shareholders of your Series.

The proposal is described in the attached Notice of Special Meeting and Proxy Statement. We recommend that you read those materials carefully.

It is important that your shares be represented at the meeting. Please complete and return the enclosed proxy card in the postage-paid envelope provided whether or not you expect to attend the meeting. If you attend the meeting and wish to vote in person, you make revoke your proxy at that time.

Thank you for your attention to this matter and for your continuing investment in the Trust.

Michael P. Flanagan
Chairman

                       CADRE INSTITUTIONAL INVESTORS TRUST
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255
                                  800-221-4524
                                  -------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 5, 2004
                                  -------------

Cadre Liquid Asset Fund-U.S. Government Series
Cadre Liquid Asset Fund-Money Market Series
Cadre Affinity Fund-U.S. Government Series
Cadre Affinity Fund-Money Market Series
Cadre Reserve Fund-U.S. Government Series
Cadre Reserve Fund-Money Market Series
U.S. Government Money Market Portfolio
Money Market Portfolio
(Series of Cadre Institutional Investors Trust)

To the Shareholders:

           Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Cadre Institutional Investors Trust (the "Trust") will be held at the offices of Ambac Financial Group, Inc., One State Street Plaza, 19th Floor, New York, New York 10004, on February 5, 2004, at 10:00 a.m., Eastern time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of each of the U.S. Government Money Market Portfolio and the Money Market Portfolio, and PFM Asset Management LLC; and

2. To transact any other business that may properly come before the Meeting or any adjournment.

           The proposal to approve a new investment advisory agreement is discussed in greater detail in the attached Proxy Statement. The Board of Trustees has fixed December 26, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments.

By order of the Board of Trustees.

Anne Gill
Secretary

January 12, 2004

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                       CADRE INSTITUTIONAL INVESTORS TRUST
                               905 Marconi Avenue
                         Ronkonkoma, New York 11779-7255
                                  800-221-4524
                                  -------------


               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 5, 2004

This Proxy Statement is being sent to you in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Cadre Institutional Investors Trust (the "Trust") for use at a Special Meeting of Shareholders of the Trust to be held on February 5, 2004, at 10:00 a.m., Eastern time, at the offices of Ambac Financial Group, Inc., One State Street Plaza, 19th Floor, New York, New York 10004 (the "Meeting"), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Cadre Financial Services, Inc. ("Cadre"), the Trust's administrator, or other representatives of the Trust, may solicit proxies by telephone or in person. The costs and the expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Cadre.

If the enclosed proxy card is properly marked, executed and received by the Secretary of the Trust prior to the Meeting and is not revoked, your shares will be voted at the Meeting in accordance with your instructions. Unless instructions to the contrary are marked, the proxy will be voted FOR the approval of a new investment advisory agreement (the "Proposed Advisory Agreement") in respect of the U.S. Government Money Market Portfolio or the Money Market Portfolio of the Trust (each, a "Portfolio"), as applicable (the "Proposal"). Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting in person or by submitting a letter of revocation or a later-dated proxy to the Secretary at the above address of the Trust prior to the date of the Meeting.

The Trust is comprised of separate series (each, a "Series"), which include the following investment funds:

         Cadre Liquid Asset Fund-U.S. Government Series
         Cadre Liquid Asset Fund-Money Market Series
         Cadre Affinity Fund-U.S. Government Series
         Cadre Affinity Fund-Money Market Series
         Cadre Reserve Fund-U.S. Government Series
         Cadre Reserve Fund-Money Market Series
         Money Market Portfolio
         U.S. Government Money Market Portfolio

Each Series of the Trust (other than the Portfolios) pursues its investment objective by investing in one of the Portfolios. If you are a shareholder of any Series that invests in a Portfolio, you have been sent this Proxy Statement because the Trust is seeking instructions from you on how to vote shares of that Portfolio held by your Series on the Proposal. Your Series, as an investor in a Portfolio, will vote its shares of that Portfolio in accordance with the instructions it receives from you and other shareholders of your Series. There are also several investment funds that are not Series which pursue their investment objectives by investing in one of the Portfolios. These investment funds include: Illinois Institutional Investors Trust, Illinois Park District Liquid Asset Fund Plus, Minnesota School District Liquid Asset Fund Plus and Michigan Liquid Asset Fund Plus. If you are a representative of one of those funds, you have been sent this Proxy Statement to enable your fund to vote on the Proposal.

Under the By-Laws of the Trust, a quorum of a Portfolio is constituted by the presence at the Meeting, in person or by proxy, of the holders of 40% or more of the outstanding shares of the Portfolio entitled to vote. If a proxy card is properly executed and returned unmarked or marked ABSTAIN, the shares represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal on behalf of a Portfolio prior to such adjournment if sufficient votes from shareholders of that Portfolio have been received. Any adjournment will require the affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote in favor of adjournment all shares that they are entitled to vote FOR the Proposal, and will vote against adjournment all shares they are instructed to vote AGAINST the Proposal.

The Board of Trustees of the Trust (the "Board") has fixed December 26, 2003, as the record date for the determination of shareholders of each Series entitled to notice of and to vote at the Meeting and any adjournments thereof. On the record date, there were 263,559,315 shares of the U.S. Government Money Market Portfolio and 1,381,856,447 shares of the Money Market Portfolio outstanding.

This Proxy Statement is first being mailed to shareholders on or about January 12, 2004.

The Trust's most recent annual report to shareholders is available upon request, without charge, by writing the Trust at 905 Marconi Avenue, Ronkonkoma, New York 11779-7255, or by calling 1-800-221-4524.

At the Meeting, shareholders will vote on the following proposal:

-------------------------------- ------------------- ---------------------------
                                     SHAREHOLDERS         SHAREHOLDERS OF EACH
            PROPOSAL              VOTE AS ONE CLASS    PORTFOLIO VOTE SEPARATELY
-------------------------------- ------------------- ---------------------------
1. To approve a new investment
   advisory agreement for each
   Portfolio.                                                X
-------------------------------- ------------------- ---------------------------

                               VOTING REQUIREMENTS

Shareholders of each Portfolio will vote separately on the Proposal. Approval of the Proposal by a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Portfolio. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), a "majority of the outstanding voting securities" of a Portfolio means the lesser of: (i) 67% of the shares of that Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of that Portfolio (a "Majority Shareholder Vote").

In seeking approval of the Proposal, each Series that invests in a Portfolio is seeking instructions from its shareholders as to how to vote that Series' shares of the applicable Portfolio and will vote its shares of the Portfolio on the Proposal in accordance with those instructions. Each share of a Portfolio (and fractional share) is entitled to a vote equal to the net asset value of that share (or applicable fraction thereof) on each matter as to which the holder of such share is entitled to vote.

Shares represented by proxies as to which instructions have been given to abstain from voting will count as present at the Meeting for purposes of determining whether a quorum is present, but will not count as votes cast on the Proposal. Because approval of the Proposal by shareholders of a Portfolio requires the vote of a specified percentage of the outstanding shares of the Portfolio present at the Meeting, or a specified percentage of the Portfolio's outstanding shares, abstentions on the Proposal will have the same effect as a vote AGAINST the Proposal. No shares of the Trust are held by brokers or other financial intermediaries on behalf of their customers. Therefore, the Trust does not expect that there will be any broker non-votes at the Meeting.

Information regarding shareholders owning of record or known by the Trust to own beneficially 5% or more of the outstanding shares of the Trust or any Series as of the record date is contained in Exhibit A. Information regarding certain controlling shareholders is set forth under "ADDITIONAL INFORMATION - Control Persons."

           PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

Your Series, or the investment fund that you represent, pursues its investment objective by investing all of its investable assets in one of the Portfolios of the Trust (a "Master-Feeder Fund"). Cadre manages the assets of each Portfolio pursuant to the terms of an investment advisory agreement with the Trust dated October 30, 1998 which was last approved by shareholders on June 17, 1998 (the "Existing Advisory Agreement") as part of the Trust's conversion to a Master-Feeder Fund. In accordance with its terms and as required by the 1940 Act, the Existing Advisory Agreement automatically terminates in the event of its assignment.

Cadre has entered into an agreement pursuant to which PFM Asset Management LLC ("PFM") will, subject to certain conditions, purchase Cadre's fund management and administration business. Because Cadre cannot assign the Existing Advisory Agreement to a new investment adviser and Cadre intends to cease its business operations as soon as practicable after consummation of the transaction with PFM, it will be necessary for the Trust to enter into a new investment advisory agreement to retain a new investment adviser to manage the investment portfolios of the Portfolios after the transaction. As described below, the Board has determined that it is in the best interests of the Trust and each Portfolio to retain PFM as the investment adviser of the Portfolios. For this reason, the Board has approved a proposed investment advisory agreement between the Trust and PFM pursuant to which PFM would provide investment advice and certain other services to each of the Portfolios (the "Proposed Advisory Agreement"). The Proposed Advisory Agreement cannot become effective as to a Portfolio unless approved by shareholders of that Portfolio. The Meeting has been called to obtain those approvals.

A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit B. THE TERMS OF THE PROPOSED ADVISORY AGREEMENT ARE THE SAME AS THE TERMS OF THE EXISTING ADVISORY AGREEMENT IN ALL MATERIAL RESPECTS, EXCEPT FOR THE DATES OF ITS EFFECTIVENESS AND ITS INITIAL TERM AND THE FACT THAT PFM, RATHER THAN CADRE, WOULD PROVIDE THE SERVICES REQUIRED TO BE PROVIDED UNDER THE AGREEMENT. THERE WILL BE NO CHANGE IN THE ADVISORY FEES PAYABLE BY THE PORTFOLIOS.

THE TRANSACTION

Cadre and Ambac Securities, Inc. ("Ambac Securities") have entered into an agreement (the "Purchase Agreement") with PFM and its affiliate, PFMAM, Inc. ("PFMAM"), pursuant to which PFM and PFMAM have agreed to purchase the assets of Cadre relating to Cadre's fund management and administration business and the assets of Ambac Securities relating to the fund distribution and fixed income brokerage business of Ambac Securities, subject to certain conditions (the "Transaction"). Consummation of the Transaction is expected to occur on or about February 11, 2004.

Cadre currently serves as investment adviser of the Portfolios and also provides administration and transfer agent services to the Trust. Ambac Securities, an affiliate of Cadre, currently serves as distributor of shares of the Series (other than the Portfolios) and as placement agent for shares of the Portfolios. Because Cadre and Ambac Securities will cease providing these services after consummation of the Transaction, the Trust must enter into agreements with new service providers in order to assure that the Trust and the Series continue to obtain various services that are required in connection with their operations.

To assure that these investment advisory services are obtained, the Board has approved the Proposed Advisory Agreement with PFM and, subject to approval of that agreement by shareholders of each Portfolio, has authorized the officers of the Trust to enter into that agreement so that it may become effective upon consummation of the Transaction. The Board has also approved, subject to the consummation of the Transaction, new agreements pursuant to which PFM would replace Cadre as the Trust's administrator and transfer agent and PFMAM would replace Ambac Securities as distributor and placement agent. The terms of the agreements pursuant to which PFM and PFMAM would provide these services are the same as the terms of the agreements with Cadre and Ambac Securities that are now in effect in all material respects, except for the dates of effectiveness and initial terms and the fact that PFM or PFMAM, rather than Cadre or Ambac Securities, respectively, would provide the services required to be provided under the agreements. There will be no change in the fees payable by the Trust.

After the consummation of the Transaction, David L. Boyle, Trustee and President of the Trust will resign his positions with the Trust. In addition, the following officers of the Trust, Danielle Buell, Treasurer; Anne G. Gill, Esq., Secretary; and Jennifer L. Scheffel, Esq., Assistant Secretary, will resign their respective positions. The Board, consistent with the Fund's declaration of trust, will appoint new officers to replace the current officers after their resignation.

Section 15(f) of the 1940 Act permits, in the context of a sale of the business of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, for a period of three years after the time of such action, at least 75% of the investment company's board of directors must not be "interested persons" (as defined by the 1940 Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined by the 1940 Act, includes any arrangement during the two-year period after a change of control transaction whereby the new or former investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board has not been advised by Cadre or by PFM of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Trust or any Series. Moreover, pursuant to the Purchase Agreement, Cadre and PFM, have agreed that each will conduct itself so that: (i) for a period of three years after the consummation of the Transaction, no more than 25% of the Board would be "interested persons" (as defined by Section 2(a)(19) of the 1940 Act) of Cadre or PFM, and (ii) an unfair burden (as defined by the 1940 Act) is not imposed on the Trust.

THE PROPOSED ADVISER

PFM is a Delaware limited liability company that was organized in 2001. Prior to 2001, investment advisory services were provided to PFM's clients by Public Financial Management, Inc. ("Public Financial Management"), an affiliate of PFM. The principal office of PFM is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101. It is registered as an investment adviser under the Investment Advisers Act of 1940 and is currently the investment adviser of one registered investment company, Commonwealth Cash Reserve Fund, Inc. (the "Commonwealth Fund") and five local government investment pools that are exempt from registration pursuant to Section 2(b) of the 1940 Act. Information regarding the size and the advisory fee structure of the Commonwealth Fund is as follows:


------------------------------ ------------------------------------------- -------------------------------------------
ASSETS AS OF                   ANNUAL RATE OF INVESTMENT ADVISORY FEE      EXPENSE LIMITATION AGREEMENT
DECEMBER 31, 2003
------------------------------ ------------------------------------------- -------------------------------------------
$509 million                   0.12%   On the first $200 million           PFM has entered into an agreement
                                                                           pursuant to which it will waive its fee
                                                                           and reimburse the CCRF Federal Portfolio,
                                                                           a series of the Commonwealth Fund, for
                                                                           expenses necessary to maintain an overall
                                                                           expense ratio of 0.15%.
                               0.10%   On the next $200 million

                               0.09%   On the next $200 million

                               0.08%   On the average daily net assets
                               in excess of $600 million
------------------------------ ------------------------------------------- -------------------------------------------

In the aggregate, PFM and Public Financial Management have acted as financial advisers and investment advisers to more than 1,000 cities, townships, boroughs, counties, school districts and authorities in 35 states. With more than $13 billion in discretionary funds under management as of November 30, 2003, these companies provide their clients with financial, investment advisory, and cash management services.

As of November 30, 2003, PFM had approximately $7.5 billion in client assets under management. PFM is owned by 45 individuals as members. As of December 31, 2003, Martin Margolis and F. John White own 12.6% and 10.6%, respectively, of the outstanding beneficial interests of PFM. The address for Mr. Margolis and Mr. White is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101. The name, business address and principal occupation of each of the executive officers of PFM are:


    NAME AND ADDRESS                         PRINCIPAL OCCUPATION OR EMPLOYMENT

    Martin Margolis                          President, PFM Asset Management LLC
    One Keystone Plaza, Suite 300            Managing Director, Public Financial Management, Inc.
    North Front & Market Streets
    Harrisburg, PA 17101

    Debra J. Goodnight                       Secretary & Assistant Treasurer, PFM Asset Management LLC
    One Keystone Plaza, Suite 300            Managing Director, Public Financial Management, Inc.
    North Front & Market Streets
    Harrisburg, PA 17101

    Steve Boyle                              Treasurer & Assistant Secretary,  PFM Asset Management LLC
    Two Logan Square, Suite 1600             Managing Director and Chief Financial Officer,
    18th & Arch Streets                           Public Financial Management, Inc.
    Philadelphia, PA 19103


Although the investment personnel responsible for managing the investment portfolios of the Portfolios will change if the Proposed Advisory Agreement is approved by shareholders and the Transaction is consummated, PFM believes that it will provide the Portfolios investment advisory services of at least the same quality as the services that are currently provided by Cadre.

THE PROPOSED ADVISORY AGREEMENT

SERVICES PROVIDED

The advisory services required to be provided by PFM under the Proposed Advisory Agreement are identical to those required to be provided by Cadre under the Existing Advisory Agreement.

Under the Proposed Advisory Agreement, PFM will be responsible for managing the investment activities of each Portfolio, subject to the supervision of the Board. PFM will also have responsibility: to obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties under the Proposed Advisory Agreement; to manage continuously the assets of the Portfolios in a manner consistent with the investment objectives, policies and restrictions of each Portfolio and applicable laws and regulations; to determine the securities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; and to take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Portfolios, as PFM shall deem necessary or appropriate. In addition, PFM will also be required to provide such information, evaluations, analyses and opinions formulated or obtained by PFM in the discharge of its duties as the Trust may, from time to time, reasonably request.

PFM will also be required to provide such administrative services as may be necessary in connection with the operations of the Portfolios, including without limitation: maintenance of the accounting books and records of the Portfolios; valuation of the assets of the Portfolios; calculation of the net asset values per share; maintenance of records regarding the ownership of shares of the Portfolios; preparation and filing of tax returns of the Portfolios; and preparation of materials for meetings of the Board and meetings of shareholders and preparation of regulatory reports and filings, insofar as the foregoing relate to the Portfolios, and the distribution and filing of such materials.

FEES

The investment advisory fees payable under the Proposed Advisory Agreement by each Portfolio will be computed at the same annual percentage rates as the fees payable under the Existing Advisory Agreement. Each Portfolio would pay PFM an investment advisory fee computed at a fixed annual percentage rate based upon the Portfolio's average daily net assets. The rates used in calculating each Portfolio's investment advisory fee, as well as the aggregate compensation paid to Cadre during the last fiscal year of the Trust, are set forth below.

                                                                  AGGREGATE
                                                                 COMPENSATION
                                                                 PAID TO CADRE
                                                                IN FISCAL YEAR
NAME OF PORTFOLIO             COMPENSATION RATE*                    ENDED
-----------------             ------------------              SEPTEMBER 30, 2003
                                                              ------------------



U.S. Government Money        Annual rate of 0.06% of the                $151,474
Market Portfolio             Portfolio's average daily net
                             assets

Money Market Portfolio       Annual rate as a percentage of the       $1,318,776
                             Portfolio's average daily net assets

                             0.08%     On the first $1.5 billion
                             0.075%    On the next $500 million
                             0.07%     On the next $500 million
                             0.065%    On the next $500 million
                             0.060%    On the average daily net
                             assets in excess of $3 billion

THE PROPOSED ADVISORY AGREEMENT DOES NOT INCREASE THE ADVISORY FEES PAID BY THE PORTFOLIOS. THE ADVISORY FEES WILL BE COMPUTED AT THE SAME RATES AND IN THE SAME MANNER UNDER THE PROPOSED ADVISORY AGREEMENT AS UNDER THE EXISTING ADVISORY AGREEMENT.

PAYMENT OF EXPENSES

The expenses that are borne by the Trust and by PFM under the Proposed Advisory Agreement will be the same as those borne by the Trust and Cadre, respectively, under the Existing Advisory Agreement.

Under the Proposed Advisory Agreement, PFM, at its own expense, will be required to maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided or furnished by it pursuant to that Agreement.

Under the Proposed Advisory Agreement, the Trust will assume and pay or cause to be paid all expenses of the Trust and the Portfolios not expressly assumed by PFM, including without limitation: investment advisory fees; any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Portfolios and supplements thereto to the Trust's shareholders; expenses of shareholders and Trustees meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of PFM or who are not officers or employees of any company affiliated with PFM; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust's independent accountants; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

--------------
* Fees are computed daily and paid monthly.

TERMS OF AGREEMENT

If approved by shareholders of a Portfolio, the Proposed Advisory Agreement would become effective upon consummation of the Transaction and continue for two years from its effective date, unless earlier terminated. The Proposed Advisory Agreement may be continued in effect from year to year thereafter as to a Portfolio by the Board or by a Majority Shareholder Vote of the Portfolio, and in either case, the vote of a majority of the Trustees who are not "interested persons," as defined by the 1940 Act, of the Trust or PFM (the "Independent Trustees").

TERMINATION

The Trust may at any time, without payment of any penalty, terminate the Proposed Advisory Agreement as to the Trust or a Portfolio upon sixty days written notice to PFM, either by action of the Board or by a Majority Shareholder Vote of the Portfolio. PFM may terminate the Proposed Advisory Agreement as to the Trust or either of the Portfolios, without payment of penalty, on sixty days written notice to the Trust. The Proposed Advisory Agreement also provides that it will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder).

The provisions of the Existing Advisory Agreement relating to the term and termination of that agreement are in substance the same as the provisions of the Proposed Advisory Agreement.

BOARD CONSIDERATIONS

At a meeting on December 17, 2003, the Board, including a majority of the Independent Trustees, met in person with representatives of PFM and Cadre to consider the Proposed Advisory Agreement in respect of each Portfolio. In advance of the meeting, PFM had furnished the Trustees with information about PFM and its affiliates and other information relevant to the Board's consideration. The Independent Trustees were assisted in their review of this information by their independent legal counsel. In making its decision to approve the Proposed Advisory Agreement, the Board considered: (i) that the Proposed Advisory Agreement is substantially identical in all material respects to the Existing Advisory Agreement and that the advisory fee rate under the Proposed Advisory Agreement would be the same as that under the Existing Advisory Agreement and (ii) the qualifications of PFM, including its ability to provide services under the Proposed Advisory Agreement of at least the same level, scope and quality as currently being provided under the Existing Advisory Agreement.

The Board also considered, in particular: (i) the investment performance achieved by PFM in managing similar investment vehicles; (ii) the resources of PFM devoted to the investment advisory process and its investment strategies, policies and credit evaluation procedures; (iii) the specific terms of the Proposed Advisory Agreement; (iv) comparative fees of another registered investment company and other funds advised by PFM; (v) possible alternatives to approval of the Proposed Advisory Agreement; (vi) the nature, quality and scope of the operations and services provided by Cadre to each Portfolio to date, and whether it is likely that PFM would provide that level of services following the Transaction; (vii) the anticipated benefits to PFM from its relationship with the Trust; (viii) the overall experience and reputation of PFM, including its affiliates, and the likelihood of its continued financial stability; (ix) any aspects of the Transaction that would affect the ability of PFM to retain and attract qualified personnel; and (x) the costs, if any, to be incurred by the Trust in connection with matters relating to the Transaction.

Based upon the considerations set forth above, the Board determined that the Proposed Advisory Agreement is reasonable, fair and in the best interests of each Portfolio and its shareholders, and that the fees provided therein are fair and reasonable. The Board believes that each Portfolio and its shareholders will receive investment advisory services under the Proposed Advisory Agreement at least equivalent to those that have been received under the Existing Advisory Agreement, and at the same fee and expense levels. ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE FACTORS, AND SUCH OTHER FACTS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD, INCLUDING THE VOTE OF A MAJORITY OF THE INDEPENDENT TRUSTEES CAST IN PERSON, UNANIMOUSLY APPROVED THE PROPOSED ADVISORY AGREEMENT IN RESPECT OF EACH PORTFOLIO AND UNANIMOUSLY VOTED TO RECOMMEND ITS APPROVAL BY SHAREHOLDERS OF THE PORTFOLIOS.

If shareholders of a Portfolio do not approve the Proposed Advisory Agreement and the Transaction is consummated, the Board would consider what further action to take consistent with its fiduciary duties to the Trust. Such actions may include obtaining interim investment advisory services at cost or at the current fee rate from PFM, Cadre or from another advisory organization. Thereafter, the Board would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Cadre would continue to serve as investment adviser of the Portfolios pursuant to the terms of the Existing Advisory Agreement.

It is possible that the Proposed Advisory Agreement will be approved by shareholders of a Portfolio, but that shareholders representing a majority of the shares of one or more Series investing in that Portfolio do not vote to approve the Portfolio Advisory Agreement. In that event, the Board would, consistent with its obligations to shareholders of the Series so voting, consider whether to withdraw the Series' investment in the applicable Portfolio and implement alternative arrangements for the investment of the assets of the Series.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Cadre, which has its principal office at 905 Marconi Avenue, Ronkonkoma, New York 11779, presently serves as the administrator and transfer agent of the Trust and also presently serves as investment adviser of the Portfolios. Ambac Securities, an affiliate of Cadre and located at the same address as Cadre, presently serves as the distributor of shares of each of the Series and presently serves as placement agent for shares of the Portfolios. Cadre and Ambac Securities are indirect, wholly owned subsidiaries of Ambac Financial Group, Inc. The amount of fees paid, other than investment advisory fees, by the Trust to Cadre and Ambac Securities during the last fiscal year of the Trust are $844,161 and $41,237, respectively.

CONTROL PERSONS

Exhibit A of this Proxy Statement contains information regarding shareholders owning of record or known by the Trust to own beneficially more than 5% of the outstanding shares of any Series (including the Portfolios) as of the record date. As indicated in Exhibit A, Cadre Reserve Fund-U.S. Government Series owns more than 25% of the outstanding shares of the U.S. Government Money Market Portfolio, and is therefore deemed to control the Portfolio. Through exercise of its voting power with respect to shares of the U.S. Government Money Market Portfolio, Cadre Reserve Fund-U.S. Government Series may be able to determine the outcome of the voting on the Proposal with respect to the U.S. Government Money Market Portfolio, depending on the vote of other shareholders on the Proposal. Additionally, as indicated in Exhibit A, Minnesota School District Liquid Asset Fund Plus and Michigan Liquid Asset Fund Plus each own more than 25% of the outstanding shares of the Money Market Portfolio, and are therefore deemed to control the Portfolio. Through exercise of their voting power with respect to shares of the Money Market Portfolio, Minnesota School District Liquid Asset Fund Plus and Michigan Liquid Asset Fund Plus may be able to determine the outcome of the voting on the Proposal with respect to the Money Market Portfolio, depending on the vote of other shareholders on the Proposal.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If any other matters are properly brought before the Meeting, the persons named as proxies in the enclosed proxy card will vote all shares they are entitled to vote on such matters in accordance with their own best judgment.

DEADLINE FOR SHAREHOLDER PROPOSALS

The Trust does not hold annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion in the proxy statement for the next special meeting of shareholders should submit the proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                                                       EXHIBIT A

The following persons owned of record or were known by the Trust to own beneficially (with sole or shared voting or investment power) more than 5% of the shares of one or more of the Series as of December 26, 2003:


                                                                   PERCENTAGE OF
                                                     NUMBER         OUTSTANDING
NAME                                               OF SHARES           SHARES
----                                               ---------         -----------
CADRE AFFINITY FUND-U.S. GOVERNMENT SERIES
Madison County School System                       12,003,697            52.07%
Illinois Municipal League Risk Mgmt. Assn.          4,748,565            20.60%
Trigg County Board of Education                     1,335,968             5.80%
Palatine, Village of                                1,246,491             5.41%

CADRE LIQUID ASSET FUND-U.S. GOVERNMENT SERIES
Molina Healthcare of Washington, Inc.               2,059,193            29.74%
Suffield, Town of                                   1,025,743            14.82%
Clinton, Town of                                      765,733            11.06%
Metropolitan Transportation Commission                625,560             9.04%
Newaygo County                                        497,846             7.19%
Hartland Township                                     447,737             6.47%

CADRE RESERVE FUND-U.S. GOVERNMENT SERIES
Metropolitan Transportation Commission             76,339,049            54.67%
Molina Healthcare of Washington, Inc.              45,538,231            32.61%

CADRE AFFINITY FUND-MONEY MARKET SERIES
Molina Healthcare of Utah, Inc.                     6,124,091            26.89%
Molina Healthcare, Inc.                             3,308,514            14.52%
Molina Healthcare of Michigan, Inc.                 2,380,135            10.45%
Molina Healthcare of California                     2,271,923             9.97%
Minnesota Assn. of School Administrators            1,347,427             5.92%

CADRE LIQUID ASSET FUND-MONEY MARKET SERIES
Sharp Community Medical Group                       6,038,246            26.58%
Chinese Hospital Association                        5,692,781            25.06%
Community Hospital Foundation                       2,123,882             9.35%
Community Hosp. of the Monterey Peninsula           1,542,802             6.79%
John Muir - Mt. Diablo Comm. Health Fund            1,323,899             5.83%
Pioneer Medical Group, Inc.                         1,286,142             5.66%

                                                                  PERCENTAGE OF
                                                     NUMBER         OUTSTANDING
NAME                                               OF SHARES           SHARES
----                                               ---------         -----------

CADRE RESERVE FUND-MONEY MARKET SERIES
Molina Healthcare of California                    14,905,443            18.86%
Molina Healthcare of Michigan, Inc.                12,249,084            15.50%
Teamsters Benefit Trust                             8,054,520            10.19%
Talbert Medical Group, Inc.                         6,572,051             8.31%
Sharp Community Medical Group                       6,198,060             7.84%
Union Charter Township                              4,749,094             6.01%

MONEY MARKET PORTFOLIO
Minnesota School District Liquid Asset Fund Plus  637,159,903            46.11%
Michigan Liquid Asset Fund Plus                   620,152,968            44.88%
Cadre Reserve Fund-Money Market Series             79,047,595             5.72%

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Cadre Reserve Fund-U.S. Government Series          139,648,325            52.99%
Illinois Park District Liquid Asset Fund Plus       52,144,847            19.78%
Illinois Institutional Investors Trust              41,790,128            15.86%
Cadre Affinity Fund-U.S. Government Series          23,052,763             8.75%

                                                                       EXHIBIT B


                           PROPOSED ADVISORY AGREEMENT

           AGREEMENT made the __ day of February, 2004 by and between Cadre Institutional Investors Trust, a Delaware business trust (hereinafter called the "Trust"), and PFM Asset Management LLC, a Delaware limited liability company (hereinafter called the "Adviser"):

           WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

           WHEREAS, the Trust desires to retain the Adviser to render investment advisory with respect to certain series of the Trust and to provide certain other services in the manner and on the terms and conditions hereinafter set forth; and

           WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions:

           NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Trust and the Adviser agree as follows:

           1. The Trust hereby retains the Adviser to act as investment adviser to the series of the Trust identified in Schedule A of this Agreement (each, a "Portfolio" and collectively, the "Portfolios") and, subject to the supervision of the Board of Trustees of the Trust, to manage the investment activities of the Portfolios and to provide certain other services as hereinafter set forth.

           Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities and commodities markets, and securities and commodities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Portfolios in a manner consistent with the investment objectives, policies and restrictions of each Portfolio and applicable laws and regulations; determine the securities and commodities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Portfolios, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Trust such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Trust may, from time to time, reasonably request.

           2. The Adviser shall also provide such administrative services as may be necessary in connection with the operations of the Portfolios, and including without limitation: maintenance of the accounting books and records of the Portfolios; valuation of the assets of the Portfolios; calculation of the net asset values per share; maintenance of records regarding the ownership of shares of the Portfolios; preparation and filing of tax returns of the Portfolios; and preparation of materials for meetings of the Board of Trustees of the Trust and meetings of shareholders and preparation of regulatory reports and filings, insofar as the foregoing relate to the Portfolios, and the distribution and filing of such materials.

           3. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided or furnished by it pursuant to this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser may desire.

           4. The Trust will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

           5. The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, and shall provide the Trust with such office space, facilities, equipment, clerical help, and other personnel and services as the Trust shall reasonably require in connection with the operations of the Portfolios. The salaries of officers of the Trust, and the fees and expenses of Trustees of the Trust, who are also directors, officers or employees of the Adviser, or who are officers or employees of any company affiliated with the Adviser, shall be paid and borne by the Adviser or such affiliated company.

           6. The Trust assumes and shall pay or cause to be paid all expenses of the Trust and the Portfolios not expressly assumed by the Adviser under this Agreement, including without limitation: any payments pursuant to any plan of distribution adopted by the Trust; the fees, charges and expenses of any registrar, custodian, accounting agent, administrator, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the costs and expenses of engraving and printing stock certificates; the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and the Portfolios and supplements thereto to the Trust's shareholders; all expenses of shareholders and Trustees meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees and members of any advisory board or committee who are not also officers, directors or employees of the Adviser or who are not officers or employees of any company affiliated with the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel to the Trust and its Trustees; fees and expenses of the Trust's independent accountants; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto).

           7. As full compensation for the services and facilities furnished to the Trust and the expenses assumed by the Adviser under this Agreement, each Portfolio shall pay to the Adviser a fee with respect to such Portfolio, calculated in accordance with Schedule B hereto. This fee shall be paid monthly. Subject to the provisions of paragraph 8 hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 8 hereof.

           8. In the event the operating expenses of a Portfolio, including amounts payable to the Adviser pursuant to paragraph 7 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitation applicable to the Portfolio under any state securities laws or regulations that may then be applicable to the Trust (as such limitations may be raised or lowered, or as they may be waived upon application of the Trust or the Adviser from time to time), the Adviser shall reduce its fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Portfolio for annual operating expenses in excess of such expense limitation; provided, however, that there shall be excluded from expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification relating thereto) paid or payable by the Trust or the Portfolios to the extent permissible under applicable laws and regulations. The amount of any such reduction in fee or reimbursement of expenses shall be calculated and accrued daily and settled on a monthly basis, based upon the expense limitation applicable as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable.

           For purposes of this provision, should any applicable expense limitation be based upon the gross income of a Portfolio, such gross income shall include, but not be limited to, interest on debt securities held by the Portfolio accrued to and including the last day of the Portfolio's fiscal year, and dividends declared on equity securities held by the Portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

           9. The Adviser will use its best efforts in the supervision and management of the investment activities of the Portfolios and in providing services hereunder, but shall not be liable to the Trust, the Portfolios or shareholders for any error in investment judgment, or in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations hereunder, for any mistake of law or for any act or omission by the Adviser.

           10. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

           11. The Trust acknowledges and agrees that the name "Cadre" and the Cadre logo and all rights to the use of such name or logo as part of the name of the Trust and the Portfolios belong to the Adviser.

           12. This Agreement shall remain in effect as to each Portfolio until February __, 2006, and shall continue in effect for each Portfolio from year to year thereafter provided such continuance as to such Portfolio is approved at least annually by the vote of a majority of the outstanding voting securities of the Portfolio, as defined by the Act and the rules thereunder, or by the Board of Trustees of the Trust; provided that in either event such continuance is also approved by a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval; and provided, however, that (a) the Trust may at any time, without payment of any penalty, terminate this Agreement as to the Trust (or any Portfolio) upon sixty days written notice to the Adviser, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust (or such Portfolio) (as defined in the Act and the rules thereunder); (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and
(c) the Adviser may terminate this Agreement as to the Trust or any of the Portfolios without payment of penalty on sixty days written notice to the Trust. The failure to approve a continuance of this Agreement as to any Portfolio, or any termination of this Agreement as to any Portfolio, shall not affect the continuation of the Agreement as to the Trust or any other Portfolios which have approved a continuance and not terminated this Agreement.

           13. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

           14. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Trustees of the Trust and by a majority of the Independent Trustees in accordance with the provisions of Section 15(c) of the Act and the rules thereunder. Any amendment shall also be required to be approved by a vote of shareholders as, and to the extent, required by the Act and the rules thereunder. Except as otherwise provided by the Act and the rules thereunder, an amendment to this Agreement may be effected without the vote of shareholders: to reduce the fees payable hereunder by any Portfolio; to amend Schedule A and Schedule B to reflect the addition of a Portfolio which is newly formed and has not commenced its operations and the fee initially payable hereunder by that Portfolio; to amend Schedule A and Schedule B to reflect the deletion of a Portfolio; to supply any omission; to cure, correct or supplement any ambiguous, defective of inconsistent provision hereof; or if necessary, to conform this Agreement to the requirements of applicable laws or regulations, but neither the Trust nor the Adviser shall be liable for failing to do so.

           15. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

           16. The Trust represents that this Agreement has been duly approved by the Trustees, including a majority of the Independent Trustees, and by shareholders of the Trust, in accordance with the requirements of the Act and the rules thereunder.

           17. The Trust and the Adviser agree that the obligations of the Trust under this Agreement shall not be binding upon any of the members of the Board of Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Portfolios, as provided in the Declaration of Trust.

           IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

                                    CADRE INSTITUTIONAL INVESTORS TRUST

                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:     President


Attest:

--------------------------
Title:  Secretary


                                    PFM ASSET MANAGEMENT LLC

                                    By:
                                         ---------------------------------------
                                    Name:      Martin Margolis
                                    Title:     President


Attest:

--------------------------
Title:   Secretary

                                   SCHEDULE A

IT IS AGREED BY THE PARTIES HERETO THAT THE ADVISER SHALL PROVIDE SERVICES AS SET FORTH HEREIN TO THE FOLLOWING PORTFOLIOS:

                  U.S. Government Money Market Portfolio
                  Money Market Portfolio

THIS SCHEDULE A MAY BE AMENDED FROM TIME TO TIME BY THE PARTIES HERETO.

                                   SCHEDULE B

                                      Fees

As full compensation for the services and facilities furnished to the Trust and the expenses assumed by the Adviser under this Agreement the fees shall be as follows:

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The Trust shall pay to the Adviser monthly compensation calculated daily at the annual rate of 0.06% of the net assets of the U.S. Government Money Market Portfolio.

MONEY MARKET PORTFOLIO

The Trust shall pay to the Adviser monthly compensation calculated daily based on the net assets of the Money Market Portfolio as follows:

0 - 1.5 billion net assets                8 basis points per annum
1.5 - 2.0 billion net assets              71/2basis points per annum
2.0 - 2.5 billion net assets              7 basis points per annum
2.5 - 3.0 billion net assets              61/2basis points per annum
over 3 billion net assets                 6 basis points per annum

Such calculations shall be made by applying 1/365th of the annual rate to the net assets of each portfolio each day determined as of the close of business on that day or the last previous business day, if such day is not a business day. If this agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

                 CADRE LIQUID ASSET FUND-U.S. GOVERNMENT SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Liquid Asset Fund-U.S. Government Series, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. With respect to Proposal 1, the undersigned instructs the proxies to vote shares of the U.S. Government Money Market Portfolio of the Trust in accordance with the instructions marked below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                       [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

           Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                        VALID SIGNATURE

(1)      ABC Corp                                   John Doe, Treasurer
(2)      ABC Corp c/o John Doe, Treasurer           John Doe
(3)      ABC Corp., Profit Sharing Plan             John Doe, Trustee

                   CADRE AFFINITY FUND-U.S. GOVERNMENT SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Affinity Fund-U.S. Government Series, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. With respect to Proposal 1, the undersigned instructs the proxies to vote shares of the U.S. Government Money Market Portfolio of the Trust in accordance with the instructions marked below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(4)      ABC Corp                                     John Doe, Treasurer
(5)      ABC Corp c/o John Doe, Treasurer             John Doe
(6)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                   CADRE RESERVE FUND-U.S. GOVERNMENT SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Reserve Fund-U.S. Government Series, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. With respect to Proposal 1, the undersigned instructs the proxies to vote shares of the U.S. Government Money Market Portfolio of the Trust in accordance with the instructions marked below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(7)      ABC Corp                                     John Doe, Treasurer
(8)      ABC Corp c/o John Doe, Treasurer             John Doe
(9)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                  CADRE LIQUID ASSET FUND-MONEY MARKET SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Liquid Asset Fund-Money Market Series, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. With respect to Proposal 1, the undersigned instructs the proxies to vote shares of the Money Market Portfolio of the Trust in accordance with the instructions marked below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                          [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

           Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(10)      ABC Corp                                     John Doe, Treasurer
(11)      ABC Corp c/o John Doe, Treasurer             John Doe
(12)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                     CADRE RESERVE FUND-MONEY MARKET SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Reserve Fund-Money Market Series, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. With respect to Proposal 1, the undersigned instructs the proxies to vote shares of the Money Market Portfolio of the Trust in accordance with the instructions marked below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

           Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(13)      ABC Corp                                     John Doe, Treasurer
(14)      ABC Corp c/o John Doe, Treasurer             John Doe
(15)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                    CADRE AFFINITY FUND-MONEY MARKET SERIES,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Cadre Affinity Fund-Money Market Series, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby. With respect to Proposal 1, the undersigned instructs the proxies to vote shares of the Money Market Portfolio of the Trust in accordance with the instructions marked below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                            [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

           Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(16)      ABC Corp                                     John Doe, Treasurer
(17)      ABC Corp c/o John Doe, Treasurer             John Doe
(18)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                     U.S. GOVERNMENT MARKET MONEY PORTFOLIO,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of U.S. Government Money Market Portfolio, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

           Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:


--------------------------

Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(19)      ABC Corp                                     John Doe, Treasurer
(20)      ABC Corp c/o John Doe, Treasurer             John Doe
(21)      ABC Corp., Profit Sharing Plan               John Doe, Trustee

                             MONEY MARKET PORTFOLIO,
                                   a series of
                       CADRE INSTITUTIONAL INVESTORS TRUST

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 5, 2004

           The undersigned hereby appoints Anne G. Gill and Jennifer L. Scheffel jointly and severally, as proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Money Market Portfolio, a series of Cadre Institutional Investors Trust (the "Trust"), held of record by the undersigned on December 26, 2003 at the Special Meeting of Shareholders of the Trust to be held on February 5, 2004 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH PFM ASSET MANAGEMENT LLC AS SET FORTH IN THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

                     [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


2. IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1.

           Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

-------------------------
Name of Shareholder


--------------------------
Authorized Signature
Title:



--------------------------
Authorized Signature
Title:


Date:_____________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.       Individual Accounts:       Sign your name exactly as it appears in the
                                    registration on the proxy card.

2.       All Other Accounts:        The capacity of the individuals signing the
                                    proxy card should be indicated unless it is reflected in the form of registration.

For example:      for Corporate Accounts or Government Accounts

REGISTRATION                                          VALID SIGNATURE

(22)      ABC Corp                                     John Doe, Treasurer
(23)      ABC Corp c/o John Doe, Treasurer             John Doe
(24)      ABC Corp., Profit Sharing Plan               John Doe, Trustee